UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2017 (December 30, 2016)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Named executive officer Roger C. Smith resigned as Chief Executive Officer of American Income Life Insurance Company and Liberty National Life Insurance Company, subsidiaries of Torchmark Corporation, effective December 30, 2016. Effective January 1, 2017, he was elected Chief Executive Officer, AIL Agency Division and Chief Executive Officer, LNL Agency Division. Mr. Smith will retire from all officer positions within the Torchmark Family of Companies on December 31, 2017, the announced effective date of his retirement.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: January 6, 2017

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary